UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                September 9, 2004


                          AG-BAG INTERNATIONAL LIMITED
             (Exact name of registrant as specified in its charter)

                 Delaware                                    93-1143627
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      (State or other jurisdiction of                (IRS Employer
       incorporation or organization)                Identification No.)

         2320 SE Ag-Bag Lane, Warrenton, OR                       97146
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        (Address of principal executive offices)                  (Zip Code)

                                  (503)861-1644
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              (Registrant's telephone number, including area code)



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(Former name, former address and former fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

We anticipate holding our 2004 Annual Stockholders' Meeting as early as October 20, 2004 and mailing the related proxy materials as early as September 20, 2004. In any event, the date of our 2004 Annual Stockholders' Meeting has changed by more than 30 days from the date of last year's annual stockholder meeting. As a result, we are filing this Form 8-K to notify our stockholders of new proxy-related deadlines.

Any stockholder proposals to be considered for inclusion in the proxy materials for our 2004 Annual Stockholders' Meeting must be received at our principal executive offices not later than September 17, 2004.

The proxy holders will have discretionary authority to vote on any proposal that is presented at our 2004 Annual Stockholders' Meeting and not contained in our proxy materials unless we receive notice of such proposal at our principal executive offices not later than September 17, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AG-BAG INTERNATIONAL LIMITED



Date:  September 9, 2004                      /s/ Mike Wallis
                                              ------------------------------
                                              Mike Wallis
                                              Chief Financial Officer and Vice
                                              President, Finance
























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